                            [LOGO OF SMITH BARNEY]

                                 SMITH BARNEY
                                 MASSACHUSETTS
                                MUNICIPALS Fund

SPECIAL DISCIPLINE SERIES

SEMI-ANNUAL REPORT

MAY 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

                Your Serious Money. Professionally Managed.(SM)

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Massachusetts
Municipals Fund

[PHOTO]              [PHOTO]

HEATH B.             PETER M.
MCLENDON             COFFEY

Chairman             Vice President and
                     Investment Officer

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the period ended May 31, 2000. In this report, we summarize the periods prevailing economic and market conditions and outline our investment strategy./1/ A detailed summary of the Funds performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended May 31, 2000, the Funds Class A shares reported negative total returns of 4.09% and 0.13%, with and without the effects of sales charges, respectively. In comparison, the Lehman Brothers Municipal Bond Index/2/ returned 1.02% for the same period. For additional performance information on the Funds other share classes, please refer to pages 5 through 7.

Municipal Bond Market Overview

During the period, the municipal bond market was impacted by two conflicting sets of pressures. On one side was the robust growth of the U.S. economy, which in our view, led to rising interest rates by the Federal Reserve Board ("Fed"). On the other side were supply and demand conditions may have contributed to bond shortages in many specialty states, bond sectors and different maturities.


--------------

1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further there is no assurance that certain securities will remain in or out of the portfolio.

2 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     1

As a result, the Fed has shifted to a more restrictive monetary stance. We believe that any future monetary policy tightening by the Fed may also invert the U.S. yield curve further. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.)

The municipal bond market is currently less volatile than the overall bond market. Yet, we do not expect yields on intermediate and long-term maturity securities to move appreciably higher because:

 .  New issue supply remains very light by recent standards;

 . Municipal bond demand from individual investors remains extremely strong while demand by institutional buyers is still weak; and

 . Many investors are reallocating a portion of assets away from stocks into bonds in an attempt to lock in gains and reduce overall price volatility in their portfolios. We feel that the municipal bond market has benefited from this asset-reallocation.

Massachusetts Economic Highlights/3/

The Massachusetts economy continues to be one of the nation's most prosperous, due in a large part to its fiscal stability, diversified economy, balanced budgets and an improving business climate. The Bay State's economy has evolved from one dominated by defense and computer hardware to one boasting a wide variety of knowledge intensive services. The state's transformation has resulted in strong job growth in high paying industries, greater mobility for skilled workers and a higher level of competitiveness.

In fact, venture capital investments in Massachusetts for 1999 were approximately $1.4 billion, representing approximately 10% of total venture capital investment for the entire U.S., according to PricewaterhouseCoopers, LLC. Additionally, the Bay State ranks fourth in the U.S. in terms of per capita income and eleventh in terms of Gross State Product.

We believe that the Commonwealth's healthy economy puts it in a strong position to continue to excel in the 21st century. As a result, Massachusetts general obligation debt has received consistently high ratings from the major credit agencies.


------------
3 Source: Fitch IBCA, Inc., Public Finance, Commonwealth of Massachusetts, February 14, 2000


--------------------------------------------------------------------------------
2                                       2000 Semi-Annual Report to Shareholders

Investment Strategy
The Funds investment strategy continues to seek to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital./4/ In addition, we seek to maintain a high-quality portfolio.

As of May 31, 2000, 87.0% of the Funds holdings were rated investment grade/5/ or better,of which 46.3% were rated triple-A by either Standard & Poors Ratings Service or Moodys Investors Service, Inc., the highest possible rating. In addition, as of May 31, 2000, the Funds top three sectors were hospital bonds (21.5%),industrial development bonds (19.4%) and education bonds (12.0%).

Average credit quality remained relatively high during the period. Although quality spreads have widened due to earnings pressure, especially in the hospital and health care related sectors, the difference in yield between the highest quality issues and medium grade issues has been, in our view, relatively modest.

We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be greater than our analysis indicates. Moreover, while no guarantees may be given, we think our income-oriented strategy should prove to be rewarded over time. (Of course, no guarantees can be given that our expectations will be met.)

We have also taken advantage of rising interest rates to generate additional yield in the Fund. We also sought to incorporate additional call protection/6/ into the Fund during the period by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have similar high coupon structure, but are not subject to early call.


-----------------
4 Please note that a portion of the Funds income is subject to the Alternative Minimum Tax ("AMT").

5 Investment-grade bonds are those rated Aaa,Aa,A and Baa by Moodys Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poors Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality

6 Call protection is the length of time during which a security cannot be redeemed by the issuer.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     3

Municipal Bond Market Outlook

While we feel that the bond market is likely to remain volatile over the near term, we continue to follow an "ease into the market" approach. We tend to favor longer intermediate maturity securities, where we think most of the benefits of the steep positive slope of the municipal yield curve can be obtained.

One of our objectives in managing the Fund is to seek to create a built-in income stream for the long term in a period of rising interest rates. To achieve that objective, we have generally focused on securities deemed to have high credit quality and good call protection. Moreover, we have a fairly long weighted average life/7/ in the portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection should help us to provide shareholders with more consistent income if interest rates do in fact go down.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund. We look forward to helping you pursue your investment goals in the future.

Sincerely,


/s/ Heath B. McLendon               /s/ Peter M. Coffey

Heath B. McLendon                   Peter M. Coffey
Chairman                            Vice President
                                    and Investment Officer

June 15, 2000



---------------
7 Average weighted life is the length of time until the average security in a fund will mature or be redeemed by its issuer. It indicates a fixed-income funds sensitivity to interest rate changes: longer average weighted maturity implies greater volatility in response to interest rate changes.



--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Hisstorical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------
                      Beginning      End       Income     Capital Gain      Return      Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
=================================================================================================
5/31/00                 $12.09      $11.75      $0.32        $0.00           $0.00       (0.13)%+
-------------------------------------------------------------------------------------------------
11/30/99                 13.32       12.09       0.62         0.00            0.00       (4.73)
-------------------------------------------------------------------------------------------------
11/30/98                 13.18       13.32       0.65         0.20            0.00        7.66
-------------------------------------------------------------------------------------------------
11/30/97                 12.99       13.18       0.67         0.12            0.00        7.85
-------------------------------------------------------------------------------------------------
11/30/96                 12.96       12.99       0.67         0.00            0.00        5.65
-------------------------------------------------------------------------------------------------
11/30/95                 11.35       12.96       0.69         0.00            0.00       20.73
-------------------------------------------------------------------------------------------------
11/30/94                 13.26       11.35       0.70         0.06            0.00       (9.07)
-------------------------------------------------------------------------------------------------
11/30/93                 12.63       13.26       0.74         0.07            0.00       11.74
-------------------------------------------------------------------------------------------------
11/30/92                 12.28       12.63       0.77         0.04            0.04       10.06
-------------------------------------------------------------------------------------------------
11/30/91                 11.81       12.28       0.84         0.00            0.01       11.57
-------------------------------------------------------------------------------------------------
11/30/90                 12.11       11.81       0.85         0.02            0.00        4.93
=================================================================================================
Total                                           $7.52        $0.51           $0.05
=================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------
                      Beginning      End       Income     Capital Gain      Return      Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
=================================================================================================
5/31/00                 $12.08      $11.75      $0.29        $0.00           $0.00       (0.34)%+
-------------------------------------------------------------------------------------------------
11/30/99                 13.30       12.08       0.55         0.00            0.00       (5.18)
-------------------------------------------------------------------------------------------------
11/30/98                 13.17       13.30       0.58         0.20            0.00        7.05
-------------------------------------------------------------------------------------------------
11/30/97                 12.99       13.17       0.61         0.12            0.00        7.25
-------------------------------------------------------------------------------------------------
11/30/96                 12.96       12.99       0.61         0.00            0.00        5.14
-------------------------------------------------------------------------------------------------
11/30/95                 11.35       12.96       0.63         0.00            0.00       20.15
-------------------------------------------------------------------------------------------------
11/30/94                 13.26       11.35       0.64         0.06            0.00       (9.50)
-------------------------------------------------------------------------------------------------
11/30/93                 12.63       13.26       0.68         0.07            0.00       11.09
-------------------------------------------------------------------------------------------------
Inception* - 11/30/92    12.52       12.63       0.05         0.00            0.00        1.29
=================================================================================================
Total                                           $4.64        $0.45           $0.00
=================================================================================================



--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        ----------------------
                        Beginning       End       Income     Capital Gain     Return      Total
Period Ended            of Period    of Period  Dividends    Distributions   of Capital  Returns(1)
===================================================================================================
5/31/00                  $12.07        $11.74     $0.29           $0.00         $0.00      (0.35)%+
---------------------------------------------------------------------------------------------------
11/30/99                  13.30         12.07      0.55            0.00          0.00      (5.28)
---------------------------------------------------------------------------------------------------
11/30/98                  13.16         13.30      0.58            0.20          0.00       7.11
---------------------------------------------------------------------------------------------------
11/30/97                  12.98         13.16      0.60            0.12          0.00       7.21
---------------------------------------------------------------------------------------------------
11/30/96                  12.95         12.98      0.60            0.00          0.00       5.09
---------------------------------------------------------------------------------------------------
11/30/95                  11.35         12.95      0.63            0.00          0.00      20.04
---------------------------------------------------------------------------------------------------
Inception* - 11/30/94     11.34         11.35      0.04            0.00          0.00       0.40+
===================================================================================================
Total                                             $3.29           $0.32         $0.00
===================================================================================================

It is the Funds policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                               Without Sales Charges(1)
                                        ------------------------------------
                                        Class A       Class B       Class L
================================================================================
Six Months Ended 5/31/00+               (0.13)%       (0.34)%       (0.35)%
--------------------------------------------------------------------------------
Year Ended 5/31/00                      (5.08)        (5.55)        (5.58)
--------------------------------------------------------------------------------
Five Years Ended 5/31/00                 4.19          3.67          3.62
--------------------------------------------------------------------------------
Ten Years Ended 5/31/00                  6.09          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 5/31/00               6.79          4.50          5.87
================================================================================

                                               With Sales Charges(2)
                                        ------------------------------------
                                        Class A       Class B       Class L
================================================================================
Six Months Ended 5/31/00+               (4.09)%       (4.72)%       (2.30)%
--------------------------------------------------------------------------------
Year Ended 5/31/00                      (8.85)        (9.60)        (7.40)
--------------------------------------------------------------------------------
Five Years Ended 5/31/00                 3.34          3.50          3.41
--------------------------------------------------------------------------------
Ten Years Ended 5/31/00                  5.66          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 5/31/00               6.44          4.50          5.68
================================================================================


--------------------------------------------------------------------------------
6                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class A (5/31/90 through 5/31/00)                      80.62%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/00)                   39.57
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)                   37.29
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (CDSC) with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.



--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the Smith Barney Massachusetts
      Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper
                     Massachusetts Municipal Fund Average
--------------------------------------------------------------------------------

                                    [GRAPH]

                              May 1990 -- May 2000

                 Smith Barney      Lehman Brothers      Lipper Massachusetts
                 Massachusetts        Municipal               Municipal
                Municipals Fund       Bond Index            Fund Average

 May-90             9,597              10,000                 10,000
 Nov-90             9,860              10,484                 10,383
 Nov-91            11,001              11,560                 11,494
 Nov-92            12,107              12,719                 12,674
 Nov-93            13,529              14,128                 14,154
 Nov-94            12,302              13,387                 13,145
 Nov-95            14,852              15,918                 15,573
 Nov-96            15,691              16,853                 16,354
 Nov-97            16,922              18,061                 17,430
 Nov-98            18,145              19,768                 18,537
 Nov-99            17,357              19,557                 17,881
 May-00            17,334              19,757                 17,992


+ Hypothetical illustration of $10,000 invested in Class A shares at May 31, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Funds peer group of mutual funds (21 funds as of May 31, 2000). The performance of the Funds other classes may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 2000
--------------------------------------------------------------------------------

                                 [GRAPH]

                            Industry Breakdown

                        21.5%               Hospitals
                        19.4%               Industrial Development
                        12.0%               Education
                        11.3%               General Obligation
                         9.7%               Transportation
                         9.4%               Life Care Systems
                         6.0%               Housing: Single-Family
                         3.1%               Pollution Control
                         3.1%               Escrowed to Maturity
                         2.3%               Miscellaneous
                         2.2%               Housing: Multi-Family



Summary of Investments by Combined Ratings

                                     Standard &          Percentage of
   Moodys             and/or           Poor's         Total Investments
--------------------------------------------------------------------------------
    Aaa                                 AAA                46.3%
    Aa                                  AA                 12.8
     A                                   A                 17.5
    Baa                                 BBB                10.4
    Ba                                  BB                  3.6
    NR                                  NR                  9.4
                                                          -----
                                                          100.0%
                                                          =====


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 2000
--------------------------------------------------------------------------------

FACE
AMOUNT      RATING(a)                   SECURITY                                       VALUE
===============================================================================================
MUNICIPAL BONDS AND NOTES  -- 100%
Education -- 12.0%
$  110,000    A         Massachusetts Educational Loan Authority, Issue D,
                          Series A, 7.650% due 1/1/07 (b)                            $  111,202
 3,000,000    Aaa*      Massachusetts State College Building Authority Project
                          Revenue, Capital Appreciation, Series A,
                          MBIA-Insured, zero coupon due 5/1/22                          780,000
                        Massachusetts State Health & Educational Facilities
                          Authority Revenue:
 1,000,000    AAA           Harvard University, Series W, 6.000% due 7/1/35           1,003,750
                        Massachusetts Institute of Technology:
 1,000,000    AAA     Series I-1, 5.200% due 1/1/28                                     888,750
 1,000,000    AAA     Series I-2, 4.750% due 1/1/28                                     823,750
 1,175,000    AAA     Northeastern University, Series I, MBIA-Insured,
                        5.000% due 10/1/29                                              981,125
 1,000,000    AAA     University of Massachusetts, Series A,
                        AMBAC-Insured, 5.000% due 7/1/18                                867,500
                        Massachusetts State Industrial Finance Agency Revenue:
 1,000,000    BBB-    Dana Hall School Issue, 5.900% due 7/1/27                         898,750
   500,000    AAA     Southeastern Massachusetts University, Series A,
                        AMBAC-Insured, 5.900% due 5/1/12                                515,625
   665,000    A       University Virgin Islands, Series A, ACA-Insured,
                        6.000% due 12/1/19                                              656,688
------------------------------------------------------------------------------------------------
                                                                                      7,527,140
------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 3.1%
 1,545,000    AAA     Boston Water & Sewer Community Revenue,
                        10.875% due 1/1/09                                            1,931,250
------------------------------------------------------------------------------------------------
General Obligation -- 11.3%
 1,000,000    AAA     Fitchburg GO, MBIA-Insured, 4.500% due 2/15/19                    817,500
   250,000    AAA     Groveland GO, AMBAC-Insured, 6.850% due 6/15/06                   259,223
   470,000    AAA     Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                        6.700% due 9/1/10                                               488,800
   500,000    AAA     Lowell GO, AMBAC-Insured, 6.000% due 8/1/14                       512,500
 1,000,000    Aaa*    Lynn GO, MBIA-Insured, 5.000% due 2/15/17                         900,000
 5,000,000    AAA     Massachusetts State GO, Series C, zero coupon due 8/1/18        1,662,500
   250,000    AAA     North Reading GO, MBIA-Insured, 6.875% due 6/15/07                259,208
   795,000    AAA     Plymouth County GO, COP, Series A, 6.750% due 10/1/04             840,713
   500,000    AAA     Salem GO, AMBAC-Insured, 6.800% due 8/15/10                       520,000
   900,000    AAA     Springfield Municipal Purpose Loan, FSA-Insured,
                        5.000% due 11/15/18                                             802,125
------------------------------------------------------------------------------------------------
                                                                                      7,062,569
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                      May 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT     RATING(a)                     SECURITY                                           VALUE
====================================================================================================
Hospitals -- 21.5%
                      Massachusetts State Health & Educational Facilities
                         Authority Revenue:
$  750,000    A3*           Addison Gilbert Hospital, Series C,
                               5.750% due 7/1/23                                           $  652,500
 1,000,000    AAA           Beth Israel Deaconess Medical Center, Series G-4,
                               AMBAC-Insured, 7.255% due 7/1/25 (d)                           917,500
   250,000    BBB           Beth Israel Hospital, Series E, 7.000% due 7/1/14                 250,000
 1,000,000    A             Brockton Hospital, Series B, 8.100% due 7/1/13                  1,002,370
 1,250,000    BBB+          Cape Cod Healthcare, Series B, 5.450% due 11/15/23                971,875
   200,000    Aa2*          Capital Asset Program, Series E, 3.500% due 1/1/35 (e)            200,000
 1,000,000    BBB           Caritas Christ, Series A, 5.625% due 7/1/20                       790,000
   750,000    Baa3*         Central New England Health Systems, Series A,
                               6.300% due 8/1/18                                              663,750
   895,000    NR            Christopher House Inc., Series A, 6.875% due 1/1/29               792,075
 1,500,000    BBB+          Jordan Hospital, Series D, 5.375% due 10/1/28                   1,126,875
 1,000,000    BB            Learning Center for Deaf Children, Series C,
                               6.100% due 7/1/19                                              917,500
   500,000    AAA           Medical Center of Central Massachusetts, Series B,
                               AMBAC-Insured, 8.320% due 6/23/22 (d)                          534,375
 1,750,000    Ba2*          Saint Memorial Medical Center, Series A,
                               6.000% due 10/1/23                                           1,356,250
 2,015,000    A             South Shore Hospital, Series F, 5.625% due 7/1/19               1,800,906
   700,000    AAA           Valley Regional Health System, Series C,
                               CONNIE LEE-Insured, 7.000% due 7/1/06                          756,875
   750,000    Aa2*          Youville House, FHA-Insured, Project A,
                               6.050% due 2/15/29                                             713,438
-----------------------------------------------------------------------------------------------------
                                                                                           13,446,289
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.2%
 1,000,000    AAA     Framingham Housing Authority Mortgage Revenue,
                         Beaver Terrace Apartments, Series A,
                         GNMA-Collateralized, 6.650% due 2/20/32                            1,025,000
   325,000    A+      Massachusetts State HFA, Housing Project, Series A,
                         6.375% due 4/1/20                                                    325,813
-----------------------------------------------------------------------------------------------------
                                                                                            1,350,813
-----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 6.0%
                      Massachusetts State HFA, Housing Revenue,
                         Single-Family Housing:
   355,000    A+            Series 18, 7.350% due 12/1/16                                     366,609
   960,000    A+            Series 31, 6.450% due 12/1/16                                     979,200
 2,325,000    A+            Series 38, 7.200% due 12/1/26 (b)                               2,406,375
-----------------------------------------------------------------------------------------------------
                                                                                            3,752,184
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

FACE
AMOUNT   RATING(a)                         SECURITY                                       VALUE
==================================================================================================
Industrial Development -- 19.4%
                    Boston Industrial Development Financing Authority Revenue:
$1,000,000   NR        First Mortgage, Springhouse Inc., 5.875% due 7/1/18              $  820,000
   990,000   Aaa*      North End Community Nursing Home, Refunding Bonds,
                        Series A, FHA-Insured, 6.450% due 8/1/37                         1,009,800
 1,000,000   NR        Roundhouse Hospitality, LLC Project,
                        7.875% due 3/1/25 (b)                                              985,000
                    Massachusetts State Development Financing Agency Revenue:
 1,000,000   AA        Applewild School Issue, Asset-Guaranteed,
                        5.750% due 8/1/29                                                  931,250
 1,105,000   AA        Assumption College, Series A, Asset-Guaranteed,
                        5.750% due 3/1/20                                                1,056,656
 1,000,000   BBB       Berkshire Retirement Community Inc., First Mortgage,
                        5.600% due 7/1/19                                                  805,000
 1,000,000   Aaa*      Brooks School, Issue B, MBIA-Insured,
                        5.000% due 7/1/24                                                  848,750
 1,000,000   A         Curry College, Series A, ACA-Insured,
                        5.375% due 3/1/19                                                  883,750
 1,000,000   NR        Health Care Facility Alliance, Series A,
                        7.100% due 7/1/32                                                  908,750
 1,395,000   AA        May Institute Inc., Asset-Guaranteed,
                        5.750% due 9/1/29                                                1,297,350
 1,000,000   AA        Worcester Redevelopment Authority Issue,
                        Asset-Guaranteed, 5.250% due 6/1/19                                885,000
                    Massachusetts State Industrial Finance Agency,
                      Resource Recovery Revenue, Series A:
   250,000   BBB+       Refusetech Inc. Project, 6.300% due 7/1/05                         253,438
   500,000   NR         S.E. Massachusetts Project, 9.000% due 7/1/15                      530,150
 1,250,000   NR     Massachusetts State Industrial Finance Agency Revenue,
                      (Chestnut Knoll Project A), 5.625% due 2/15/25                       965,625
--------------------------------------------------------------------------------------------------
                                                                                        12,180,519
--------------------------------------------------------------------------------------------------
Life Care Systems -- 9.4%
                    Massachusetts Industrial Finance Agency Revenue
                      Health Care Facilities:
 1,500,000   AAA         Arbors at Taunton Project, Assisted Living
                          Facilities Revenue, GNMA-Collateralized,
                          5.500% due 6/20/40 (b)                                         1,310,625
 1,400,000   AAA         Briscoe House Assisted Living, Series A,
                          FHA-Insured, 7.125% due 2/1/36 (b)                             1,475,250
 1,375,000   AAA         Chelsea Jewish Nursing Home, Series A,
                          FHA-Insured, 6.500% due 8/1/37                                 1,381,875
 2,000,000   A+          Jewish Geriatric Services, Series B,
                          5.500% due 5/15/27                                             1,737,500
--------------------------------------------------------------------------------------------------
                                                                                         5,905,250
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT   RATING(a)                         SECURITY                                       VALUE
==================================================================================================
Miscellaneous -- 2.3%
$  630,000   AAA    Plymouth County COP, Correctional Facility Project,
                      AMBAC-Insured, 5.000% due 4/1/22                                 $   541,013
 1,000,000   NR     Virgin Islands Public Finance Authority Revenue,
                      Series E, 5.750% due 10/1/13                                         910,000
--------------------------------------------------------------------------------------------------
                                                                                         1,451,013
--------------------------------------------------------------------------------------------------
Pollution Control -- 3.1%
 1,000,000   AA+    Massachusetts State Water Pollution, Series A,
                      6.375% due 2/1/15                                                  1,037,500
 1,000,000   AAA    Massachusetts State Water Pollution Abatement Trust,
                      Pool Program, Series 5, 5.375% due 8/1/27                            900,000
--------------------------------------------------------------------------------------------------
                                                                                         1,937,500
--------------------------------------------------------------------------------------------------
Transportation -- 9.7%
   750,000   BBB    Guam Airport Authority Revenue, Series A,
                      6.500% due 10/1/23                                                   778,125
 2,420,000   Aa3*   Massachusetts State Capital Appreciation,
                      Federal Highway, zero coupon due 6/15/15                             995,225
 1,000,000   AA-    Massachusetts State Port Authority Revenue, Series B,
                      5.000% due 7/1/18 (b)                                                862,500
                     Massachusetts State Turnpike Authority,
                      Metropolitan Highway System Revenue:
 3,000,000   AAA         Capital Appreciation, Series C, MBIA-Insured,
                          zero coupon due 1/1/23                                           746,250
 2,330,000   AAA         Sr. Sub. Notes, Series A, AMBAC-Insured,
                          5.000% due 1/1/39                                              1,925,159
   750,000   AAA    Puerto Rico Commonwealth Highway & Transportation
                      Authority Revenue, Series B, MBIA-Insured,
                      5.875% due 7/1/35                                                    742,500
--------------------------------------------------------------------------------------------------
                                                                                         6,049,759
--------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $66,763,282**)                                            $62,594,286
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bond is escrowed to maturity by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied new ratings.
(d) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Variable rate obligation payable at par at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 14 and 15 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    13

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") --Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard
               & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B    -- Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1        -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1         -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1      -- Moody's highest rating for issues having a demand feature --
               VRDO.
P-1         -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
ACA     -- American Capital Access
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CONNIE  -- College Construction Loan
  LEE      Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate lnverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWD    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $66,763,283)                          $62,594,286
  Interest receivable                                                    1,218,274
  Receivable for Fund shares sold                                           75,199
----------------------------------------------------------------------------------
  Total Assets                                                          63,887,759
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       1,727,145
  Administration fees payable                                               84,895
  Payable to bank                                                           35,114
  Investment advisory fees payable                                          22,713
  Distribution fees payable                                                  5,227
  Accrued expenses                                                          40,375
----------------------------------------------------------------------------------
  Total Liabilities                                                      1,915,469
----------------------------------------------------------------------------------
Total Net Assets                                                       $61,972,290
==================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                           $     5,275
  Capital paid in excess of par value                                   67,250,234
  Undistributed net investment income                                       31,548
  Accumulated net realized loss from security transactions              (1,145,770)
  Net unrealized depreciation of investments                            (4,168,997)
----------------------------------------------------------------------------------
Total Net Assets                                                       $61,972,290
==================================================================================
Shares Outstanding:
  Class A                                                                2,861,930
  --------------------------------------------------------------------------------
  Class B                                                                2,181,210
  --------------------------------------------------------------------------------
  Class L                                                                  231,655
  --------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                            $11.75
  --------------------------------------------------------------------------------
  Class B *                                                                 $11.75
  --------------------------------------------------------------------------------
  Class L **                                                                $11.74
  --------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)         $12.24
  --------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)         $11.86
==================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000

INVESTMENT INCOME:
  Interest                                                          $ 2,005,435
-------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                            120,431
  Investment advisory fees (Note 4)                                      95,210
  Administration fees (Note 4)                                           63,473
  Audit and legal                                                        21,669
  Shareholder and system servicing fees                                  16,254
  Shareholder communications                                             11,282
  Trustees' fees                                                          6,418
  Pricing service fees                                                    4,513
  Registration fees                                                       3,510
  Custody                                                                 1,806
  Other                                                                   4,570
-------------------------------------------------------------------------------
  Total Expenses                                                        349,136
-------------------------------------------------------------------------------
Net Investment Income                                                 1,656,299
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              22,204,044
    Cost of securities sold                                          22,964,408
-------------------------------------------------------------------------------
  Net Realized Loss                                                    (760,364)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                              (3,099,554)
    End of period                                                    (4,168,997)
-------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (1,069,443)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (1,829,807)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $  (173,508)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000 (unaudited) and the Year Ended November 30, 1999

                                                            2000             1999
=====================================================================================
OPERATIONS:
   Net investment income                                $  1,656,299     $  3,254,659
   Net realized loss                                        (760,364)        (385,406)
   Increase in net unrealized depreciation                (1,069,443)      (6,430,461)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                   (173,508)      (3,561,208)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                                  (1,636,203)      (3,239,909)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (1,636,203)      (3,239,909)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                        5,585,598       14,076,211
   Net asset value of shares issued
     for reinvestment of dividends                           977,502        1,905,375
   Cost of shares reacquired                              (8,366,214)     (13,226,449)
-------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Fund Share Transactions                         (1,803,114)       2,755,137
-------------------------------------------------------------------------------------
Decrease in Net Assets                                    (3,612,825)      (4,045,980)
NET ASSETS:
   Beginning of period                                    65,585,115       69,631,095
-------------------------------------------------------------------------------------
   End of period*                                       $ 61,972,290     $ 65,585,115
=====================================================================================
*  Includes undistributed net investment income of:     $     31,548     $     11,452
=====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment advisor to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended May 31, 2000, the Fund paid transfer agent fees of $151,985 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"),another subsidiary of SSBH,as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.



--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

For the six months ended May 31, 2000, SSB and CFBDS received sales charges of $14,000 on sales of the Funds Class A shares. In addition, CDSCs paid to SSB were approximately $23,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the six months ended May 31,2000,total Distribution Plan fees incurred were:

                                                Class A     Class B     Class L
================================================================================
Distribution Plan Fees                          $25,964     $84,808      $9,659
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5.   Investments

For the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $20,600,299
--------------------------------------------------------------------------------
Sales                                                                22,204,044
================================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $    14,707
Gross unrealized depreciation                                        (4,183,704)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(4,168,997)
================================================================================

6.   Capital Loss Carryforward

At November 30, 1999, the Fund had, for Federal income tax purposes, approximately $382,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.



--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

7.   Shares of Beneficial Interest

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 2000, total paid-in capital amounted to the following for each class:

                                        Class A         Class B         Class L
================================================================================
Total Paid-in Capital                 $35,751,231     $28,448,225     $3,056,053
================================================================================

Transactions in shares of each class were as follows:

                                       Six Months Ended                Year Ended
                                         May 31, 2000              November 30, 1999
                                    ----------------------       ------------------------
                                     Shares        Amount         Shares        Amount
=========================================================================================
Class A
Shares sold                         207,466    $ 2,479,308        540,749    $ 7,037,788
Shares issued on reinvestment        50,188        591,903         88,483      1,130,831
Shares reacquired                  (322,795)    (3,836,573)      (514,447)    (6,518,659)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)             (65,141)   $  (765,362)       114,785    $ 1,649,960
=========================================================================================
Class B
Shares sold                         252,610    $ 2,998,475        440,199    $ 5,647,344
Shares issued on reinvestment        28,865        340,319         54,336        694,458
Shares reacquired                  (362,768)    (4,307,127)      (508,468)    (6,480,146)
-----------------------------------------------------------------------------------------
Net Decrease                        (81,293)   $  (968,333)       (13,933)   $  (138,344)
=========================================================================================
Class L
Shares sold                           9,117    $   107,815        106,235    $ 1,391,079
Shares issued on reinvestment         3,844         45,280          6,290         80,086
Shares reacquired                   (18,805)      (222,514)       (17,506)      (227,644)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)              (5,844)   $   (69,419)        95,019    $ 1,243,521
=========================================================================================

8.   Subsequent Event

Effective June 5, 2000, the Board of Trustees of the Fund has approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class A Shares                      2000(1)(2)     1999(2)        1998          1997          1996          1995
==================================================================================================================
Net Asset Value,
  Beginning of Period                $12.09        $13.32        $13.18        $12.99        $12.96        $11.35
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)             0.32          0.62          0.65          0.66          0.68          0.69
  Net realized and unrealized
    gain (loss)                       (0.34)        (1.23)         0.34          0.32          0.02          1.61
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                          (0.02)        (0.61)         0.99          0.98          0.70          2.30
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.32)        (0.62)        (0.64)        (0.67)        (0.67)        (0.69)
  In excess of net investment
    income                               --            --         (0.01)           --            --            --
  Net realized gains                     --            --         (0.20)        (0.12)           --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.32)        (0.62)        (0.85)        (0.79)        (0.67)        (0.69)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $11.75        $12.09        $13.32        $13.18        $12.99        $12.96
------------------------------------------------------------------------------------------------------------------
Total Return                          (0.13)%++     (4.73)%        7.66%         7.85%         5.65%        20.73%
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)              $33,630       $35,386       $37,451       $32,736       $30,109       $29,159
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                          0.87%+        0.85%         0.76%         0.80%         0.80%         0.83%
  Net investment income                5.47+         4.84          4.84          5.07          5.32          5.42
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  33%           66%           51%           58%           23%           10%
==================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment advisor waived all or part of its fees for the three years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                            Per Share Decreases            Expense Ratios
                         to Net Investment Income        Without Fee Waivers
                         ------------------------        ----------------------
                         1997      1996      1995        1997    1996    1995
                         ----     -----     -----        ----    ----    ----
Class A                 $0.01     $0.01     $0.03        0.88%   0.91%   1.07%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class B Shares                     2000(1)(2)      1999(2)          1998           1997           1996           1995
======================================================================================================================
Net Asset Value,
  Beginning of Period            $    12.08     $    13.30     $    13.17     $    12.99     $    12.96     $    11.35
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)             0.29           0.56           0.58           0.60           0.61           0.63
  Net realized and unrealized
    gain (loss)                       (0.33)         (1.23)          0.33           0.31           0.03           1.61
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                          (0.04)         (0.67)          0.91           0.91           0.64           2.24
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.29)         (0.55)         (0.57)         (0.61)         (0.61)         (0.63)
  In excess of net investment
    income                              --             --           (0.01)           --             --             --
  Net realized gains                    --             --           (0.20)         (0.12)           --             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.29)         (0.55)         (0.78)         (0.73)         (0.61)         (0.63)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $    11.75     $    12.08     $    13.30     $    13.17     $    12.99     $    12.96
----------------------------------------------------------------------------------------------------------------------
Total Return                          (0.34)%++      (5.18)%         7.05%          7.25%          5.14%         20.15%
----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $   25,623     $   27,332     $   30,285     $   27,589     $   28,874     $   28,726
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                          1.37%+         1.36%          1.28%          1.31%          1.31%          1.35%
  Net investment income                4.93+          4.33           4.32           4.57           4.81           4.94
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  33%            66%            51%            58%            23%            10%
======================================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment advisor has waived all or part of its fees for the three years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                          Per Share Decreases              Expense Ratios
                       to Net Investment Income         Without Fee Waivers
                       -------------------------        --------------------
                       1997      1996       1995        1997    1996    1995
                      -----     -----      -----        ----    ----    ----
Class B               $0.01     $0.01      $0.04        1.39%   1.42%   1.59%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class L Shares                    2000(1)(2)      1999(2)      1998(3)        1997       1996         1995
===========================================================================================================
Net Asset Value,
  Beginning of Period            $   12.07     $   13.30     $   13.16     $ 12.98     $ 12.95     $ 11.35
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)            0.29          0.56          0.58        0.59        0.60        0.63
  Net realized and unrealized
    gain (loss)                      (0.33)        (1.24)         0.34        0.31        0.03        1.60
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                         (0.04)        (0.68)         0.92        0.90        0.63        2.23
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.29)        (0.55)        (0.57)      (0.60)      (0.60)      (0.63)
  In excess of net investment
    income                             --            --          (0.01)        --          --          --
  Net realized gains                   --            --          (0.20)      (0.12)        --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                  (0.29)        (0.55)        (0.78)      (0.72)      (0.60)      (0.63)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $   11.74     $   12.07     $   13.30     $ 13.16     $ 12.98     $ 12.95
-----------------------------------------------------------------------------------------------------------
Total Return                         (0.35)%++     (5.28)%        7.11%       7.21%       5.09%      20.04%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $   2,719     $   2,867     $   1,895     $   428     $   179     $   146
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                         1.40%+        1.39%         1.31%       1.34%       1.34%       1.35%
  Net investment income               4.90+         4.32          4.25        4.51        4.77        4.65
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 33%           66%           51%         58%         23%         10%
===========================================================================================================

(1)  For the six months ended May 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment advisor has waived all or part of its fees for the three years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases            Expense Ratios
                  to Net Investment Income      Without Fee Waivers
                   ----------------------       ---------------------
                   1997      1996    1995       1997    1996    1995
                   ----      ----    ----       ----    ----    ----
Class L           $0.01     $0.01   $0.04       1.42%   1.44%   1.58%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    25

                                                  [LOGO OF SALOMON SMITH BARNEY]


Trustees                                Custodian

Herbert Barg                            PFPC Trust Company
Alfred J. Bianchetti
Martin Brody                            Transfer Agent
Dwight B. Crane
Burt N. Dorsett                         Citi Fiduciary Trust Company
Elliot S. Jaffe                         388 Greenwich Street, 22nd Floor
Stephen E. Kaufman                      New York, New York 10013
Joseph J. McCann
Heath B. McLendon, Chairman             Sub-Transfer Agent
Cornelius C. Rose, Jr.                  PFPC Global Fund Services
                                        P.O. Box 9699
James Crisona, Emeritus                 Providence, Rhode Island 02940-9699

Officers                                This report is submitted for the general
                                        information of the shareholders of Smith
Heath B. McLendon                       Barney Massachusetts Municipals Fund,
President and                           but it may also be used as sales
Chief Executive Officer                 literature when proceeded or accompanied
                                        by the current Prospectus, which gives
Lewis E. Daidone                        details about charges, expenses,
Senior Vice President                   investment objectives and operating
and Treasurer                           policies of the Portfolio. If used as
                                        sales material after August 31, 2000,
Peter M. Coffey                         this report must be accompanied by
Vice President and                      performance information for the most
Investment Officer                      recently completed calendar quarter.

Anthony Pace                            Salomon Smith Barney is a service mark
Controller                              of Salomon Smith Barney Inc.

Christina T. Sydor                      Smith Barney
Secretary                               Massachusetts
                                        Municipals Fund
Investment Advisor                      388 Greenwich Street, MF-2
SSB Citi Fund Management LLC            New York, New York 10013

Distributor                             www.smithbarney.com/mutualfunds
CFBDS, Inc.
                                        FD2227 7/00